Exhibit 99.1

RH UPDATES FISCAL 2022 OUTLOOK

Corte Madera, CA – June 29, 2022 – RH (NYSE:RH) today announced revisions to its outlook for fiscal 2022.

Gary Friedman, Chairman and Chief Executive Officer, commented, “The deteriorating macro-economic environment has resulted in lower than expected demand since our prior forecast, and we are updating our outlook, particularly for the second half of the year.”

Taking into account the macro-economic conditions and our current business trends, we are providing the following outlook for the second quarter and full year, which assumes demand will continue to soften during the remainder of fiscal 2022:

Fiscal 2022 net revenue growth in the range of (2%) to (5%), with adjusted operating margin in the range of 21.0% to 22.0%.

Second quarter net revenue growth in the range of (1%) to (3%), with adjusted operating margin in the range of 23.0% to 23.5%. The second quarter outlook remains unchanged versus our prior forecast due to faster backlog relief offsetting lower than expected demand.

Mr. Friedman continued, “With mortgage rates double last year’s levels, luxury home sales down 18% in the first quarter, and the Federal Reserve’s forecast for another 175 basis point increase to the Fed Funds Rate by year end, our expectation is that demand will continue to slow throughout the year.”

Mr. Friedman concluded, “While we anticipate the next several quarters will pose a short-term challenge as we cycle the extraordinary growth from the COVID-driven spending shift, shed less valuable market share as we continue to raise our quality, and choose not to promote our business while we navigate through the multiple macro headwinds, we continue to believe our long-term investments will enable us to drive industry-leading performance over a longer term horizon.”

The Company also noted that it has not repurchased any shares since announcing the expansion of its common stock repurchase authorization on June 2, 2022.

ABOUT RH

RH (NYSE: RH) is a curator of design, taste and style in the luxury lifestyle market. The Company offers collections through its retail galleries, source books, and online at RH.com, RHModern.com, RHBabyandChild.com, RHTEEN.com and Waterworks.com.

NON-GAAP FINANCIAL MEASURES

The Company’s adjusted operating margin outlook does not include certain charges and costs. The adjustments to operating margin in future periods are generally expected to be similar to the kinds of charges and costs excluded from adjusted operating margin in prior periods. The exclusion of these charges and costs in future periods will have a significant impact on the Company’s adjusted operating margin. The Company is not able to provide a reconciliation of the Company’s non-GAAP financial outlook to the corresponding GAAP measures without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs.

To supplement its condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (“GAAP”), RH uses certain non-GAAP financial measures including adjusted net revenue, adjusted operating income, adjusted net income or adjusted net earnings, adjusted diluted earnings per share, adjusted diluted net income per share, ROIC or return on invested capital, free cash flow, adjusted operating margin, adjusted gross margin, adjusted gross profit, adjusted SG&A, EBITDA, adjusted EBITDA, EBITDA margin and adjusted EBITDA margin (collectively, “non-GAAP financial measures”). We compute these measures by adjusting the applicable GAAP measures to remove the impact of certain recurring and non-recurring charges and gains and the tax effect of these adjustments. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. RH uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. RH believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by senior leadership in its financial and operational decision making. The non-GAAP financial measures used by RH in this release may be different from the non-GAAP financial measures, including similarly titled measures, used by other companies.

FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of the federal securities laws, including without limitation, our outlook for the second quarter and fiscal 2022, including with respect to net revenue growth and adjusted operating margin; RH’s expectation that demand will continue to slow throughout the year in light of mortgage rates being double last year’s levels, luxury home sales being down 18% in the first quarter, and the Federal Reserve’s forecast for another 175 basis point increase to the Fed Fund’s Rate by year end; RH’s expectation that faster backlog relief is offsetting lower than expected demand; the fact that RH has not to date repurchased any shares since announcing the expansion of its common stock repurchase authorization on June 2, 2022; the next several quarters posing a short-term challenge as we cycle the extraordinary growth from the COVID-driven spending shift, our plans to shed less valuable market share and raise our quality and our choice not to promote our business while we navigate through the multiple macro headwinds; the statement that we continue to believe that our long-term investments will enable us to drive industry-leading performance over a longer time horizon; and any statements or assumptions underlying any of the foregoing.

You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated. All discussions of new developments are subject to inherent uncertainty as to timing and the manner in which a new development may ultimately be launched including that certain new concepts may be canceled prior to introduction. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, risks related to our dependence on key personnel and any changes in key personnel; successful implementation of our growth strategy; uncertainties in the current and long-term performance of our business including a range of risks related to our operations as well as external economic factors; general economic conditions and the impact on consumer confidence and spending; changes in customer demand for our products; decisions concerning our investments including with respect to the allocation of capital for among other purposes the repurchase of additional shares of our common stock which will affect shares outstanding and EPS; factors affecting our outstanding indebtedness; our ability to anticipate consumer preferences and buying trends, and maintain our brand promise to customers; changes in consumer spending based on weather and other conditions beyond our control; risks related to the number of new business initiatives we are undertaking including international expansion, our real estate and Gallery development strategy and our expansion into new business areas such as hospitality; strikes and work stoppages affecting port workers and other industries involved in the transportation of our products; our ability to obtain our products in a timely fashion or in the quantities required; risks related to our sourcing and supply chain including our dependence on imported products produced by foreign manufacturers and risks related to importation of such products, risks related to the operations of our vendors, risks related to tariffs and risks related to the impact of COVID on our business; and those other risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in RH’s Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at ir.rh.com and on the SEC website at www.sec.gov. You should not place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date on which we make it. RH expressly disclaims any obligation or undertaking to release publicly any updates or revisions to such statements to reflect any change in its expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based.

CONTACTS

PRESS CONTACT

truthgroup@RH.com

INVESTOR RELATIONS CONTACT

Allison Malkin, 203.682.8225, allison.malkin@icrinc.com